UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of Earliest Event Reported):	October 24, 2011

STAAR Surgical Company
__________________________________________
(Exact name of registrant as specified in its charter)

Delaware	0-11634	95-3797439
(State or other jurisdiction	(Commission	(I.R.S. Employer
of incorporation)	File Number)	Identification No.)

1911 Walker Ave, Monrovia, California		91016
(Address of principal executive offices)		(Zip Code)

Registrant’s telephone number, including area code:	626-303-7902

Not Applicable
______________________________________________
Former name or former address, if changed since last report

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐  Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐  Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐  Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐  Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 7.01 Regulation FD Disclosure.

On October 24, 2011 the Company held a conference call to discuss the financial results for the quarter ended September 30, 2011.  An archive of the webcast of the conference call has been posted on the Company’s website at www.staar.com. A transcript of the conference call is furnished as Exhibit 99.1 to this report and is incorporated herein by this reference.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

STAAR Surgical Company

October 28, 2011	By:/s/ Barry G. Caldwell
Barry G. Caldwell
President and Chief Executive Officer

Exhibit Index

Exhibit No.	Description

99.1	Transcript of conference call of the Company held on October 24, 2011